Events after the reporting date	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Events after the reporting date

9.	Events after the reporting date

On July 1, 2026, the Company completed a fundraise as detailed in the Financial Review raising gross proceeds of $3.5 million. The proceeds are expected to be used to support the Group’s development programs and for general working capital purposes.

On July 29, 2026, the Company held a General Meeting at which resolutions were proposed to reorganize the Company’s ordinary share capital, as a result of the exceptionally large number of ordinary shares in issue. All resolutions were passed at the meeting. The reorganization rationalized the Company’s share capital by reducing the number of ordinary shares in issue, without altering shareholders’ rights or their proportionate ownership of the Company. Under the reorganization, every 10,000 existing ordinary shares of £0.000001 each in the capital of the Company were consolidated into one consolidated ordinary share of £0.01 each. Each consolidated ordinary share of £0.01 was then subdivided and redesignated into one new ordinary share of £0.000001 and 9,999 E deferred shares of £0.000001 each.